                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         --------------------


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): February 15, 2002



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-D
                          (Exact name of registrant as
                            specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the month of January 2002 was distributed to Noteholders on February 15, 2002.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------                   -----------

              20.1                Servicer's Certificate for the month of
                                        January 2002.



                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 -------------------------------
                                 Title: Assistant Vice President



Date: February 13, 2002

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION
--------                -----------
20.1                    Servicer's Certificate for the month of January 2002.